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                                                                   Exhibit 10.12

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

     This AMENDED AND REGISTRATION RIGHTS AGREEMENT, dated as of September 2, 2003 (this "Agreement"), is by and among CommVault Systems, Inc., a corporation organized under the laws of the State of Delaware, (the "Company"), and the undersigned.

     WHEREAS, pursuant to that certain Series CC Purchase Agreement, dated as February 14, 2002 (the "Purchase Agreement"), by and among the Company and the investors a party thereto (the "Investors"), the Investors purchased shares of Series CC Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Stock"), all of which may be convened into the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms of the Preferred Stock;

     WHEREAS, on the date hereof, the Company authorized for issuance an additional 4,800,000 shares of Preferred Stock and will issue certain of such Preferred Stock pursuant to a Purchase Agreement, dated as of the date hereof (the "New Purchase Agreement"), between the Company and the investors party thereto;

     WHEREAS, the Company agreed to register for sale, or desires to provide for registration for sale of, (i) the Common Stock to be received upon conversion of Preferred Stock, (ii) Common Stock that may received under an exercise by the Investors of preemptive rights under Section 5(g) of the Purchase Agreement or preemptive rights granted under Section 5(e) of the New Purchase Agreement or in conversion of other securities received in an exercise of such rights; and (iii) any other shares of the Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or replacement of the Preferred Stock (collectively, the "Registrable Stock");

     NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows;

     Section 1. Certain Definitions. In this Agreement the following terms shall have the following respective meanings;

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

          "Holders" shall mean (i) the Investors, (ii) each Person holding Registrable Stock as a result of a transfer or assignment to that Person of Registrable Stock other than pursuant to

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an effective registration statement or Rule 144 under the Securities Act and
(iii) Persons holding Registrable Stock as of the date hereof and any permitted transferees hereunder. A Person shall cease to be a Holder when such Person no longer holds any Registrable Stock.

          "Indemnified Party" shall have the meaning ascribed to it in Section 7(c) of this Agreement.

          "Indemnifying Party" shall have the meaning ascribed to it in Section 7(c) of this Agreement.

          "Investors" shall have the meaning ascribed to it in the recitals, and shall include all parties to this Agreement other than the Company.

          "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than 50% of the outstanding Registrable Stock at the time the demand is made; provided that all Registrable Stock held by such Holder or Holders and included for purposes of determining whether 50% of the outstanding Registrable Stock is held at such time shall have been outstanding for at least one year at such time.

          "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

          "Piggyback Notice" shall have the meaning ascribed to it in Section 3(a) of this Agreement.

          "Piggyback Registration" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

          "Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement and shall include the shares of Preferred Stock authorized by the Company on the date hereof.

          "Putnam" shall mean the funds and accounts managed by affiliates of Putnam Investments, LLC, as listed on the signature pages hereto.

          The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Stock in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          "Registrable Stock" shall have the meaning ascribed to it in the recitals to this Agreement, except that as to any particular Registrable Stock, such securities shall cease to be Registrable Stock when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act.


                                        2           SERIES CC REG. RIGHTS AGREE.

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          "Registration Request" shall have the meaning ascribed to it in
Section 2(a) of this Agreement.

          "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

          "Series AA Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement, dated as of the date hereof, relating to the Company's Series AA Preferred Stock. $0.01 par value per share.

          "Series AA Holders" shall have the meaning ascribed to it in Section 2(b) of this Agreement.

          "Suspension Right" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

          "S-3 Suspension Right" shall have the meaning ascribed to it in
Section 4(a) of this Agreement.

     Section 2. Demand Registration.

          (a) Upon receipt of a written request (a "Registration Request"), delivered no earlier than the earlier of (i) January 31, 2004 and (ii) 180 days from the effective date of the registration statement relating to an underwritten initial public offering of the Common Stock, from Initiating Holders with respect to Registrable Stock representing at least 25% of such Initiating Holders, Registrable Stock (or any lesser percentage having a reasonably anticipated aggregate offering price to the public of more than $2,000,000), the Company shall (i) promptly give notice of the Registration Request to all other Holders (other than Putnam, in which case: the Company will not give such prior notice and as a substitute for such notice will give Putnam notice of the Registration promptly after 4:00 p.m. (New York City time) on the business day immediately preceding the day upon which the registration statement will be filed with the SEC (the "Filing Date") and Putnam will have until 3:00 p.m. on the Filing Date to give the Company notice (which notice may be by telephone or e-mail) of the number of shares that it desires to include in the registration statement, subject to Section 2(b) below; provided, that, if the Company fails to file such registration statement by 9:00 a.m. (New York City time) on the day immediately following the proposed Filing Date, it will issue a press release conforming with Rule 135 under the Securities Act describing in detail such proposed Registration by 9:00 a.m. (New York City time) on the day following the proposed Filing Date) and (ii) prepare and file with the Commission promptly, but in any event within (x) 90 days after its receipt of such Registration Request if the Company had not conducted an underwritten public offering of the Common Stock before such time and (y) 45 days after its receipt of such Registration Request if the Company had conducted an underwritten public offering of the Common Stock before such time, a registration statement for the purpose of effecting a Registration of the sale of all Registrable Stock requested to be Registered by the requesting Holders and any non-requesting


                                        3           SERIES CC REG. RIGHTS AGREE.

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Holder who requests to have his Registrable Stock included in such registration statement within ten days after receipt of notice by such Holder of the Registration Request or, in the case of Putnam, by 1:00 p.m. on the Filing Date. The Company shall use reasonable best efforts to effect such Registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws); and shall keep such Registration continuously effective until the earlier of (i) the second anniversary of the date that shares of Registrable Stock are first sold pursuant to such Registration, (ii) the date on which all shares of Registrable Stock have been sold pursuant to such registration statement or Rule 144 and (iii) the date on which, in the reasonable opinion of counsel to the Company, all of the Registrable Stock may be sold in accordance with Rule 144(k); provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 (i) in any particular jurisdiction in which the Company would become subject to taxation or would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to taxation or service in such jurisdiction or (ii) during the period starting with the date 45 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company-initiated registration.

     Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) at any time or from time to time, for a period of not more than 45 days during any period of 365 days, if the Company shall furnish to the Holders a certificate signed by an executive officer of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

          (b) If a Demand Registration is an underwritten Demand Registration with other holders requesting to include their securities pursuant to other piggyback rights and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Registrable Stock requested to be included therein by the Holders and the securities requested to be included therein by the holders that have piggyback registration rights pursuant to the Series AA Registration Rights Agreement (the "Series AA Holders"), pro rata among such Holders, and Series AA Holders on the basis of the number of shares of Registrable Stock or securities requested for inclusion in such registration by each such Holder or Series AA Holder and (ii) second, any securities requested to be included therein by any other holders with piggyback rights, subject to reduction as provided in the agreements granting registration rights to such holders.

          (c) The Company shall not be required to effect more than two Registrations pursuant to this Section 2.


                                        4           SERIES CC REG. RIGHTS AGREE.

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     Section 3. Piggyback Registrations.

          (a) On and after the closing of an underwritten initial public offering of the Common Stock, as long as the Holders hold any Registrable Stock, if the Company proposes to register any of its common equity securities or any securities convertible into its common equity securities under the Securities Act whether or not for its own account (other than pursuant to (i) a registration on Form S-4 or any successor form, or (ii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Stock, the Company shall give prompt written notice to all Holders (other than Putnam, in which case: the Company will not give such prior notice and as a substitute for such notice will give Putnam notice of the Registration promptly after 4:00 p.m. (New York City time) on the business day immediately preceding the "Filing Date" and Putnam will have until 3:00 p.m. on the Filing Date to give the Company notice (which notice may be by telephone or e-mail) of the number of shares that it desires to include in the registration statement, subject to Section 3(b) and Section 3(c) below; provided, that, if the Company fails to file such registration statement by 9:00 a.m. (New York City time) on the day immediately following the proposed Filing Date, it will issue a press release conforming with Rule 135 under the Securities Act describing in detail such proposed Registration by 9:00 a.m. (New York City time) on the day following the proposed Filing Date) of its intention to effect such a registration (each a "Piggyback Notice") and, subject to subparagraph 3(c) below, the Company shall include in such registration all Registrable Stock with respect to which the Company has received written requests for inclusion therein within ten days after the date of receipt of the Piggyback Notice, or in the case of Putnam, by 1:00 p.m. on the Filing Date (a "Piggyback Registration"), unless, in the case of an underwritten Piggyback Registration, pursuant to Section 3(b) the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Stock would adversely interfere with such offering. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

          (b) If a Piggyback Registration is a primary underwritten registration initiated by the Company and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, the securities requested to be included therein, if any, by the Holders and the Series AA Holders, pro rata among such Holders and Series AA Holders on the basis of the number of shares requested for inclusion by each such Holder or Series AA Holder, and (iii) third, any securities requested to be included in such Registration by any other holders that have piggyback rights, subject to reduction as provided in the agreements granting registration rights to such holders.

          (c) If a Piggyback Registration is a secondary registration requested by other holders of the Company's securities and, if the Piggyback Registration is an underwritten Piggyback Registration and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration


                                        5           SERIES CC REG. RIGHTS AGREE.

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(i) first, the securities requested to be included therein by the holders requesting such registration, the Holders and the Series AA Holders, pro rata among such holders requesting such registration, Holders and Series AA Holders on the basis of the number of shares of Common Stock of the Company requested for inclusion in such registration by each such holder requesting such registration, Holder or Series AA Holder and (ii) second, any securities requested to be included therein by any other holders with piggyback rights, subject to reduction as provided in the agreements granting registration rights to such holders.

          (d) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering. If requested by the underwriters for any underwritten offerings by Holders, under a registration requested pursuant to Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms which are customarily contained in agreements of this type (including indemnification provisions). The Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representations or warranties required by law.

     Section 4. S-3 Registration

          (a) After its initial public offering of Common Stock, the Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for use of Form S-3, in addition to the rights contained in Sections 2 and 3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders). The Company shall use reasonable best efforts to effect such Registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws); and shall keep such Registration continuously effective until the earlier of (i) the date on which all shares of Registrable Stock have been sold pursuant to such registration statement or Rule 144 and (ii) the date on which, in the reasonable opinion of counsel to the Company, all of the Registrable Stock may be sold in accordance with Rule 144(k), provided, however, that the Company shall not be obligated to effect any such registration (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, (ii) in the circumstances described in the proviso to the first paragraph of Section 2(a), (iii) if, in connection with a Demand Registration under Section 2, the Company shall furnish the certification described in the second paragraph of Section 2(a) (but subject to the limitations set forth therein) or (iv) if, in a given twelve-month period, the Company has effected one such registration in such period.


                                        6           SERIES CC REG. RIGHTS AGREE.

          Notwithstanding the foregoing, the Company shall have the right (the "S-3 Suspension Right") (i) to defer such filing or suspend sales under any filed registration statement for up to 45 days during any period of 365 days or
(ii) defer the updating of any filed registration statement and suspend sales thereunder at any time or from time to time, for a period of not more than 45 days during any period of 365 days, if the Company shall furnish to the Holders a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would be detrimental to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

          (b) The Holders' rights under this Section 4 shall terminate upon the earlier to occur of (i) the fifth anniversary of the date of the closing of an underwritten initial public offering of the Common Stock and (ii) the date on which all of the Registrable Stock may be sold in accordance with Rule 144(k).

     Sections 5. Registration Procedures.

          (a) The Company shall promptly notify the Holders participating in a registration (the same day in the case of Putnam) of the occurrence of the following events:

               (i) when any registration statement relating to the Registrable Stock or post-effective amendment thereto filed with the Commission has become effective;

               (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Stock;

               (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) or
     Section 4(a) hereof;

               (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Stock covered by a registration statement for sale in any jurisdiction; and

               (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Stock or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

     The Company agrees to use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Holders agree that upon receipt of any notice from the Company of the occurrence of any event of the type described in Sections 5(a)(ii), (iii), (iv) or (v) to immediately discontinue their disposition of Registrable Stock pursuant to any registration statement relating to such securities until the Holders receive written notice from the Company that such disposition may be made.


                                        7           SERIES CC REG. RIGHTS AGREE.

          (b) The Company shall provide to the Holders, at no cost to the Holders, such number of copies of the registration statement and any amendment thereto used to effect the Registration of the Registrable Stock, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Stock covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Stock covered by such registration statement or any amendment thereto. If the Common Stock is listed on a national securities exchange at any time during the period in which the Company is obligated to keep the registration statement effective pursuant to Sections 2, 3 or 4, to the extent applicable, the Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with such exchange so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

          (c) The Company will use reasonable best efforts to obtain all legal opinions, auditors= consents and comfort letters and experts cooperation as may be required, including furnishing to each selling Holder of Registrable Stock a signed counterpart, addressed or confirmed to such Holder, of (i) an opinion of counsel for the Company and (ii) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

          (d) The Company shall use reasonable best efforts to cause the Registrable Stock covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such stock pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 5 in any particular jurisdiction in which the Company would become subject to taxation or would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to taxation or service in such jurisdiction.

          (e) Subject to the Company's Suspension Right or an S-3 Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Stock or supplement to a prospectus relating to the Registrable Stock shall exist, immediately upon becoming aware thereof the Company shall notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) The Company shall use reasonable best efforts (including the payment of any listing or quotation fees) to obtain the listing or quotation of all Registrable Stock covered by


                                        8           SERIES CC REG. RIGHTS AGREE.

the registration statement on each securities exchange or inter-dealer automated quotation system on which securities of the same class or series are then listed.

          (g) The Company and the Holders shall use reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Stock pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Stock shall have been effective, to make available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder.

          (h) The Company shall cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold pursuant to a Registration and not bearing any Securities Act legend, and enable certificates for such Registrable Stock to be issued for such numbers of stock and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Stock.

     Section 6. Expenses of Registration. All reasonable expenses other than underwriting discounts and commissions, transfer taxes and fees and disbursements of counsel for the Holders, shall be borne by the Company. The underwriting discounts and commissions, transfer taxes and fees and disbursements of counsel for any Holder shall be borne by such Holder.

     Section 7. Indemnification.

          (a) The Company shall indemnify each Holder, each Holder's officers and directors, trustees, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reimbursement of reasonable legal fees and expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or any document incorporated therein, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

          (b) Each Holder, if Registrable Stock held by such Holder is included in the securities as to which such registration is being effected, shall indemnify, severally, but not jointly, the Company, each of its trustees and each of its officers who signs the registration statement, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reimbursement of reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or any document incorporated therein, or based on any


                                        9           SERIES CC REG. RIGHTS AGREE.

omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

          (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 7 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 7 is unavailable to a party that would have been an Indemnified Party under this
Section 7 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d).


                                        10          SERIES CC REG. RIGHTS AGREE.

          (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 7 in excess of the net proceeds to such Holder of any Registrable Stock sold by such Holder pursuant to the registration statement in question.

     Section 8. Information to be Furnished by Holders. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2, Section 3 or Section 4 hereof. If any Holder fails to provide the Company with such information within 10 days of receipt of the Company's request, the Company's obligations under Section 2,
Section 3 or Section 4 hereof, as applicable, with respect to such Holder or the Registrable Stock owned by such Holder shall be suspended until such Holder provides such information.

     Section 9. Rule 144 Sales and S-3 Eligibility.

          (a) The Company shall use its reasonable best efforts to file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Stock pursuant to Rule 144 under the Securities Act.

          (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Stock pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Stock to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Stock.

          (c) The Company shall take such action, including the voluntary registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended, as will permit Holders to use Form S-3 for the sale of their Registrable Stock, such action to be taken as soon as practicable (but not later than 120 days) after the end of the fiscal year in which the registration statement for the Company's initial public offering is declared effective.

     Section 10. Assignment of Registration Rights; Future Holders.

          (a) The rights of the Holders hereunder, including the right to have the Company register Registrable Stock pursuant to this Agreement, shall be automatically assignable by each Holder to any transferee of all or any portion of the shares of Preferred Stock or the Registrable Stock if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under any applicable provisions of the Securities Act and state securities laws, (iv) the transferee or assignee agrees in


                                       11           SERIES CC REG. RIGHTS AGREE.

writing for the benefit of the Company to be bound by all of the provisions contained herein, and (v) such transfer of the Registrable Stock shall have been made in accordance with the applicable requirements of Section 5(f) of the Purchase Agreement or Section 5(d) of the New Purchase Agreement.

     Section 11. Limitation on Grant of Additional Piggyback Rights. The Company shall not, without the consent of the Holders of at least 50% of the Registrable Stock then outstanding, grant to any holder of the Company's securities piggyback registration rights that are superior to those contained in this Agreement.

     Section 12. Miscellaneous.

          (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

          (b) WAIVER OF JURY TRIAL. THE COMPANY AND THE INVESTORS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

          (c) Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their affiliates with respect to the matters set forth herein.

          (d) Amendments and Waivers. With the written consent of the Company and the record holders of 66 2/3% of the Registrable Stock then outstanding, (i) the obligations of the Company under this Agreement and the rights of the holders of the Registrable Stock under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or (ii) this Agreement may be amended, changed, discharged or terminated. Notwithstanding the foregoing, (i) if any waiver of any right or rights granted to a Holder under this Agreement would uniquely affect such Holder, then such waiver may be approved or granted by such Holder without the consent or approval of any other Holder and (ii) if any waiver or amendment of any right or rights granted to a Holder under this Agreement would adversely affect only a given Holder, then such amendment or waiver may not be effected without the consent or approval of such affected Holder. Neither this Agreement nor any provisions hereof may be amended, changed, waived, discharged or terminated orally, but only by a signed statement in writing.

          (e) Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested, (v) when sent by


                                       12           SERIES CC REG. RIGHTS AGREE.

email or (vi) when delivered by telephone in person to the recipient or by voicemail. Notices shall be addressed as follows: (a) if to an Investor, at the Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, (c) if to the Company, at the address set forth below. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

          If to the Company:

          CommVault Systems, Inc.
          2 Crescent Place
          Oceanport, New Jersey 07757-0900
          Facsimile: (732) 870-4514
          Attn: N. Robert Hammer

          with a copy to:

          Mayer, Brown & Platt
          190 S. LaSalle Street
          Chicago, IL 60603-3441
          Facsimile: (312) 701-7711
          Attn: Philip J. Niehoff

          If to Putnam:

          Putnam Investment Management
          One Post Office Square
          Boston, MA 02109
          Facsimile: (617) 292-1625
          Attn: Michael DeFao and Donna Allouise

          and (by telephone and email) to:

          Rick Wynn (rick_wynn@putnaminv.com; telephone (617) 760-7443) Michael Mufson (michael_mufson@putnaminv.com; telephone
          (617) 760-1228)

          with a copies to:

          Ropes & Gray
          One International Place
          Boston, MA 02110
          Facsimile: (617) 951-7050
          Attn: Robert L. Nutt. Esq.


                                       13           SERIES CC REG. RIGHTS AGREE.

          (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          (g) Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

          (h) Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

          (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder.

          (j) Equitable Relief. The Company and the Holders acknowledge that a breach by it of its obligations hereunder will cause irreparable harm to the other party by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company and the Holders acknowledge that the remedy at law for a breach of its obligations hereunder will be inadequate and agree, in the event of a breach or threatened breach by the Company or the Holders of the provisions of this Agreement, that a party shall be entitled, in addition to all other available remedies, (i) to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required, and (ii) to compel specific performance of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (k) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

          (1) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (m) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (n) Aggregation of Shares. All shares of Preferred Stock or Registrable Stock held or acquired by affiliated entities of Holders shall be aggregated together for the purposes of determining the availability of any rights under this Agreement.


                                       14           SERIES CC REG. RIGHTS AGREE.

          (o) Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each Putnam fund or series investment company (each, a "Fund") that is a Massachusetts business trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of the relevant Fund as trustees and not individually and that the obligations of this Agreement are not binding upon any of the trustees, officers and shareholders of the Fund individually but are binding only upon the assets and property of such Fund.


                                       15           SERIES CC REG. RIGHTS AGREE.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        COMMVAULT SYSTEMS, INC.


                                        By: /s/ N. Robert Hammer
                                            ------------------------------------
                                        Name: N. Robert Hammer
                                        Title: President and Chief Executive
                                               Officer


                                       16           SERIES CC REG. RIGHTS AGREE.

                                        PUTNAM OTC AND EMERGING GROWTH FUND

                                        By Putnam Investment Management, LLC


                                        By: /s/ Charles A Ruys de Perez
                                            ------------------------------------
                                        Name: Charles A Ruys de Perez
                                        Title: Managing Director


                                        TH LEE, PUTNAM INVESTMENT TRUST -
                                        TH LEE, PUTNAM EMERGING
                                        OPPORTUNITIES PORTFOLIO

                                        By TH Lee, Putnam Capital Management,
                                           LLC


                                        By: /s/ Charles A Ruys de Perez
                                            ------------------------------------
                                        Name: Charles A Ruys de Perez
                                        Title: Managing Director


                                        PUTNAM DISCOVERY GROWTH FUND

                                        By Putnam Investment Management, LLC


                                        By: /s/ Charles A Ruys de Perez
                                            ------------------------------------
                                        Name: Charles A Ruys de Perez
                                        Title: Managing Director


                                        PUTNAM WORLD TRUST II - PUTNAM
                                        EMERGING INFORMATION SCIENCES FUND

                                        By: The Putnam Advisory Company, LLC


                                        By: /s/ Charles A Ruys de Perez
                                            ------------------------------------
                                        Name: Charles A Ruys de Perez
                                        Title: Managing Director

                                        The address for each of the foregoing
                                        is:
                                        c/o Putnam Investment Management, LLC
                                        Two Liberty Square
                                        Boston, MA 02109
                                        Facsimile:
                                                   -----------------------------


                                       17           SERIES CC REG. RIGHTS AGREE.

                                        WHEATLEY PARTNERS III, L.P.

                                        By: Wheatley Partners III LLC,
                                            General Partner


                                        By: /s/ Barry Rubenstein
                                            ------------------------------------
                                        Name: Barry Rubenstein
                                        Title: CEO
                                        80 Cuttermill Road, Suite 311
                                        Great Neck, NY 11021
                                        Facsimile: (617) 773-0996

                                        with copies to:

                                        Wheatley Partners
                                        825 Third Avenue
                                        32nd Floor
                                        New York, NY 10022
                                        Attn: Lawrence Wagenberg


                                        WHEATLEY ASSOCIATES III, L.P.

                                        By: Wheatley Partners III LLC,
                                            General Partner


                                        By: /s/ Barry Rubenstein
                                            ------------------------------------
                                        Name: Barry Rubenstein
                                        Title: CEO
                                        address same as above


                                        WHEATLEY FOREIGN PARTNERS III, L.P.

                                        By: Wheatley Partners III, LLC,
                                            General Partner


                                        By: /s/ Barry Rubenstein
                                            ------------------------------------
                                        Name: Barry Rubenstein
                                        Title: CEO
                                        address same as above


                                       18           SERIES CC REG. RIGHTS AGREE.

                                        EMC INVESTMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               35 Parkwood Drive
                                               Hopkinton, MA 01748
                                               Attn: Office of the General
                                                     Counsel
                                               Fax: (508) 497-6915


                                       19           SERIES CC REG. RIGHTS AGREE.

                                        VAN WAGONER CAPITAL PARTNERS, L.P.


                                        By: /s/ Garrett Van Wagoner
                                            ------------------------------------
                                        Name: Garrett Van Wagoner
                                        Title: General Partner
                                        435 PACIFIC AVE.
                                        SUITE 400
                                        SAN FRANCISCO CA 94133
                                        Fax: (415) 835-5050


                                        VAN WAGONER CROSSOVER FUNDS, L.P.


                                        By: /s/ Garrett Van Wagoner
                                            ------------------------------------
                                        Name: Garrett Van Wagoner
                                        Title: Managing Member - General Partner
                                        Fax: (415) 835-5050


                                        VAN WAGONER PRIVATE OPPORTUNITIES FUND,
                                        L.P.


                                        By: /s/ Garrett Van Wagoner
                                            ------------------------------------
                                        Name: Garrett Van Wagoner
                                        Title: General Partner
                                        Fax: (415) 835-5050


                                       20           SERIES CC REG. RIGHTS AGREE.

                                        DRW VENTURE PARTNERS LP

                                        By: RBC Dain Rauscher Corporation,
                                            its General Partner


                                        By: /s/ Mary Zimmer
                                            ------------------------------------
                                            Mary Zimmer
                                            Director of Finance and
                                            Administration RBC CMS
                                            60 South 6th Street
                                            Minneapolis, MN 55402
                                            Fax: (612) 373-1610


                                       21           SERIES CC REG. RIGHTS AGREE.

                                        UBS CAPITAL AMERICAS II, LLC

                                        By: UBS Capital Americas, LLC. as
                                            advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        299 Park Avenue, 34th Floor
                                        New York. NY 10171
                                        Fax: (212) 821-6333


                                       22           SERIES CC REG. RIGHTS AGREE.

                                        HFI PRIVATE EQUITY LTD.


                                        By: /s/ Barry Shailer
                                            ------------------------------------
                                        Name: BARRY SHAILER
                                        Title: DIRECTOR


                                        By: /s/ Harry Wilken
                                            ------------------------------------
                                        Name: HARRY WILKEN
                                        Title: DIRECTOR
                                        Jardine House 4th Floor
                                        33-35 Reid Street
                                        Hamilton HM 12
                                        Bermuda
                                        Fax: (441) 295-3011


                                       23           SERIES CC REG. RIGHTS AGREE.

                                        AMAN VENTURES


                                        By: /s/ William J. Bell
                                            ------------------------------------
                                        Name: William J. Bell
                                        Title: Managing Partner
                                        1500 Owl Creek Ranch road
                                        Aspen, CO 81611
                                        Fax: (970) 923-8855


                                       24           SERIES CC REG. RIGHTS AGREE.

                                        ----------------------------------------
                                        Mark Francis
                                        765 Park Avenue
                                        New York, NY 10021
                                        Fax:
                                             -----------------------------------


                                        ----------------------------------------
                                        Bill Rusher
                                        142 Sansome Street
                                        5th Floor
                                        San Francisco, CA 94104
                                        Facsimile:
                                                   -----------------------------


                                        ----------------------------------------
                                        Frank Juska
                                        142 Sansome Street
                                        5th Floor
                                        San Francisco, CA 94104
                                        Facsimile:
                                                   -----------------------------


                                       25           SERIES CC REG. RIGHTS AGREE.

                                        DLJ CAPITAL CORPORATION


                                        By: /s/ Keith B. Geeslin
                                            ------------------------------------
                                        Name: Keith B. Geeslin
                                        Title: Managing Director


                                        SPROUT CAPITAL IX, L.P.

                                        By: DLJ Capital Corporation
                                        Its: Managing General Partner


                                        By: /s/ Keith B. Geeslin
                                            ------------------------------------
                                        Name: Keith B. Geeslin
                                        Its: Managing Director


                                        SPROUT ENTREPRENEURS' FUND, L.P.

                                        By: DLJ Capital Corporation
                                        Its: Managing General Partner


                                        By: /s/ Keith B. Geeslin
                                            ------------------------------------
                                        Name: Keith B. Geeslin
                                        Its: Managing Director


                                        SPROUT IX PLAN INVESTORS, L.P.

                                        By: DLJ LBO Plans Management
                                            Corporation II
                                        Its: General Partner


                                        By: /s/ Keith B. Geeslin
                                            ------------------------------------
                                        Name: Keith B. Geeslin
                                        Its: Attorney in Fact

                                        The address for each of the foregoing
                                        is:
                                        Sprout Group
                                        11 Madison Avenue, 26th Floor
                                        New York, NY 10010
                                        Attention:
                                                   -----------------------------
                                        Facsimile:
                                                   -----------------------------


                                       26           SERIES CC REG. RIGHTS AGREE.

                                        /s/ Thomas I. Unterberg
                                        ----------------------------------------
                                        THOMAS I. UNTERBERG

                                        c/o C.E. Unterberg, Towbin
                                        350 Madison Avenue
                                        New York, NY 10017
                                        Facsimile: 212-389-8808


                                        C.E. UNTERBERG, TOWBIN CAPITAL
                                        PARTNERS I, L.P.

                                        By: UTCM LLC
                                        Its: General Partner


                                        By: /s/ Mark G. Hadlock
                                            ------------------------------------
                                        Name: MARK G. HADLOCK
                                        Title: SECRETARY OF UTCM LLC

                                        350 Madison Avenue
                                        New York, NY 10017
                                        Attn: Mark G. Hadlock
                                        Facsimile: 212-389-8401


                                       27           SERIES CC REG. RIGHTS AGREE.

                                        CAMELOT CAPITAL L.P.


                                        By: /s/ Scott M. Smith
                                            ------------------------------------
                                        Name: Scott M. Smith
                                        Title: Managing Partner


                                        CAMELOT CAPITAL II L.P.


                                        By: /s/ Scott M. Smith
                                            ------------------------------------
                                        Name: Scott M. Smith
                                        Title: Managing Partner


                                        CAMELOT OFFSHORE FUND LIMITED


                                        By: /s/ Scott M. Smith
                                            ------------------------------------
                                        Name: Scott M. Smith
                                        Title: Managing Director

                                        Address for each of the above:

                                        3 Pickwick Plaza
                                        Greenwich, CT 06830
                                        Attn: Scott M. Smith
                                        203-863-7400


                                       29           SERIES CC REG. RIGHTS AGREE.

                                        AMERINDO INTERNET FUND PLC

                                        BY: AMERINDO INVESTMENT ADVISORS INC.
                                        ITS: MANAGER


                                        By: /s/ Gary Tanaka
                                            ------------------------------------
                                        Name: Gary Tanaka
                                        Title: Executive Vice President
                                               c/o Amerindo Investment Advisors
                                               Inc.
                                               Attn: David Mainzer
                                               399 Park Avenue, 22nd Floor
                                               New York, NY 10022
                                               Facsimile: (212) 371-6988


                                        /s/ K. Flynn Mcdonald
                                        ----------------------------------------
                                        K. FLYNN MCDONALD
                                        c/o Amerindo Investment Advisors Inc.
                                        One Embarcadero Center, Suite 2300
                                        San Francisco, CA 94111-3162
                                        Facsimile: (415) 834-3582


                                        /s/ Michael J. Sandifer
                                        ----------------------------------------
                                        MICHAEL J. SANDIFER pp Heather Lewis
                                        6016 Lee Highway
                                        Warrenton, VA 20187
                                        Facsimile: (540) 428-2791


                                        /s/ Marc Weiss
                                        ----------------------------------------
                                        MARC WEISS
                                        c/o Amerindo Investment Advisors Inc.
                                        399 Park Avenue, 22nd Floor
                                        New York, NY 10022
                                        Telephone: (212) 418-2520
                                        Facsimile: (212) 935-6975


                                      30            SERIES CC REG. RIGHTS AGREE.